                                                                 Exhibit 10.12.2

[COMPASS BANK LOGO]

                           CONSTRUCTION LOAN AGREEMENT

DATE:             May 30, 2003

LENDER:           Compass Bank
                  P.O. Box 10566
                  Birmingham, Alabama 35296
                  Attention: Commercial Real Estate Department

BORROWER:         Roberts Properties Residential, L.P.

                  Type of entity: Georgia limited partnership

                  Address:        8010 Roswell Road
                                  Suite 120
                                  Atlanta, Georgia 30350

GUARANTORS:       Those Guarantors as may be specified in the Commitment Letter.

PROJECT: Addison Place Shoppes, located in Fulton County, Georgia on the real property described on EXHIBIT A hereto

LOAN AMOUNT:      $6,500,000

COMMITMENT
LETTER:           Commitment Letter from Lender to Borrower dated May 21, 2003.
                  A copy of the Commitment Letter is attached as EXHIBIT C hereto and made a part hereof.

CONSTRUCTION LOAN AGREEMENT

                                                                 Exhibit 10.12.2

WHEREAS, Lender has agreed to make the Loan to Borrower in accordance with the terms and conditions set forth in the Commitment Letter.

NOW THEREFOR, in consideration of premises, the mutual promises hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1. COMMITMENT LETTER. The Loan shall be made, secured, guaranteed and disbursed in accordance with the terms and conditions of the Commitment Letter, which shall survive the closing of the Loan except to the extent modified in the Loan Documents. Defined terms shall have the meanings given to them in the Commitment Letter unless otherwise expressly set forth herein. The term "Deed to Secure Debt" used herein and the term "mortgage" as used in the Commitment Letter shall both mean and refer to that certain Future Advance Deed to Secure Debt, Assignment of Rents and Leases and Security Agreement of even date herewith by Borrower in favor of Lender.

2. CONSTRUCTION. Borrower shall construct and complete the Project as set forth in the Commitment Letter.

3. CONDITIONS FOR FINAL DISBURSEMENT. In addition to the conditions contained in the Commitment Letter, prior to and as a condition precedent to Lender's obligation to make the final disbursement under the Loan, each of the following conditions shall have been and continue to be fully satisfied:

         (a) FINAL CERTIFICATES. Borrower shall have exhibited or caused to be exhibited to Lender the final certificate of approval of the various governmental authorities having jurisdiction, including without limitation, a building shell certificate of occupancy, any necessary construction certificates, and certificates of the full payment and discharge of all costs, expenses, contract payments and charges relating to construction; and

         (b) SUBSTANTIAL COMPLETION. Lender shall have received certification from Lender's inspector of the substantial completion of the Project.

4. ADDITIONAL REQUIREMENTS REGARDING DISBURSEMENTS. Lender may require five (5) business days' notice in writing from Borrower prior to a disbursement under the Loan. Unless otherwise agreed by Borrower and Lender, all disbursements are to be made at the office of Lender or at such other place as Lender shall designate and are to be credited to a construction account with Lender and disbursements made therefrom upon written request of Borrower and satisfaction of all other conditions precedent thereto.

5. CERTAIN DISBURSEMENTS. Prior to the satisfaction of the conditions set forth herein and in the Commitment Letter, Lender may at its sole option, but shall have no obligation to, disburse such sums as Lender may elect, including without limitation amounts owed for expenses to Lender by Borrower.

6. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Lender to enter into this Agreement and to make the Loan for which provision is made herein, the Borrower represents and warrants to Lender that:

         (a) BORROWER'S ORGANIZATION AND AUTHORITY. The Borrower, if not an individual, is a legal entity of the type set forth at the top of page 1 hereof, duly organized, validly existing and in good standing in its state of organization and is qualified or registered, as required by law, and in good standing in all jurisdictions where qualification or registration is necessary. The Borrower and any Guarantor have all requisite corporate, partnership, association, trust, or other power and authority, and have taken or caused to be taken all necessary corporate, partnership, association, trust, or other action (including any necessary shareholder, partner, member or beneficiary action) necessary to execute, deliver, enter into and perform in accordance with the Loan Documents. Upon execution and delivery hereof and thereof, the Loan Documents will constitute valid and binding obligations of the Borrower, any Guarantor, and the other parties thereto, enforceable in accordance with their respective terms, and the Note will be entitled to the benefits of this Agreement, the Commitment and the other Loan Documents.

         (b) ADVERSE CHANGE. There has been no material adverse change in the business, properties, or condition (financial or otherwise) of Borrower, any Guarantor or any of the Collateral since the date of the last financial statements furnished to Lender.

         (c) LITIGATION. Except for any litigation or claims specifically described on EXHIBIT B hereto, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or, to the knowledge of the Borrower threatened or in prospect against or affecting the Borrower, any Guarantor, or any properties or rights of the Borrower or any Guarantor which, if adversely determined, would materially or adversely affect the business, properties, or financial condition of the Borrower, any Guarantor or any of the Collateral. Borrower is not currently affected by any strike or other labor disturbance, nor is the Borrower or any Guarantor in default in any respect under any judgment, order, injunction, rule, ruling or regulation of any court or governmental commission, agency or instrumentality.

CONSTRUCTION LOAN AGREEMENT

                                                                 Exhibit 10.12.2

         (d) NO VIOLATIONS. Neither the execution nor delivery of this Agreement, nor any of the other Loan Documents, nor the consummation of the transactions contemplated hereby and thereby, nor compliance with the terms and provisions hereof and thereof, will conflict with, violate or result in a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of the Borrower or any Guarantor, pursuant to the terms of any provision of any contract or agreement, charter, bylaw, partnership agreement, trust indenture, or other corporate, partnership or trust restriction, any law, ordinance, rule, order, certificate, license, regulation or decree of the United States or any state, territory or political subdivision thereof, or any court, agency or other tribunal under which the Borrower, any Guarantor or any of Borrower's or Guarantor's assets are subject. Neither Borrower nor any Guarantor is in default with respect to the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of the foregoing which are material to its financial condition.

         (e) PAYMENT OF TAXES. The Borrower and, if Borrower is a partnership, each of Borrower's general partners, have filed or caused to be filed all federal, state and local tax returns, which are required to be filed, and have paid or caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due, except as otherwise permitted by the provisions hereof. The Borrower has no reason to believe that any additional taxes are due for prior calendar tax years that have not been audited by the respective tax authorities beyond the amounts provided in the financial statements heretofore furnished to Lender.

         (f) LOCATION OF RECORDS. Upon request by Lender, the Borrower shall give to Lender written notice of each office of the Borrower at which records of the Borrower pertaining to the Collateral are kept. Except as such notice is given, all records of the Borrower pertaining to the Collateral are and shall be kept at the Borrower's address set forth in this Agreement.

         (g) PERMITS; GOVERNMENTAL AND OTHER APPROVALS. Borrower possesses such licenses and permits as are required for the conduct of its business. No approval, consent or authorization of any governmental authority which has not heretofore been obtained is necessary for the execution or delivery by Borrower of this Agreement or the other Loan Documents or for the performance by Borrower of any of the terms or conditions hereof or thereof.

         (h) PROPERTIES. The Borrower has good and marketable title to all the Borrower's properties and assets; and all such properties and assets are free and clear of Liens, except as disclosed in the financial statements referred to in Section 6(b) and as otherwise permitted or required by the provisions of this Agreement and the other Loan Documents.

         (i) CONSENTS, REGISTRATIONS, APPROVALS, ETC. No registration with or consent or approval of, or other action by any Governmental Authority is required for the execution, delivery and performance of any Loan Document to which it is a party.

         (j) SOLVENCY. The Borrower is and will remain Solvent, taking into account the consummation of the transactions provided in the Loan Documents.

         (k) PROJECT. (a) The construction of the Project in accordance with the Plans, and the use of the Property for the purposes referenced herein will not violate any restrictive covenant, any applicable governmental building law (herein "Building Law"), or other governmental law, ordinance or regulation applicable thereto; (b) the Property has convenient and adequate access to all electric, gas, water, storm sewer, sanitary sewer, telephone, cable television and other utility services necessary for the construction of the Project and the intended use of the Property, such utilities are available to the Borrower in sufficient quantities to accommodate the construction and intended use of the Property and to comply with all Building Laws, and with all other applicable governmental laws, rules, ordinances and codes (herein "Governmental Requirements"), and the Borrower has all easements, grants, permits, approvals and other rights necessary to tie into and use such utilities; (c) the Property has access to existing public roads and highways (including all necessary rights and governmental approvals for related ingress and egress) that is adequate for the intended use of the Property; (d) when the Project is completed in accordance with the Plans, the Property will have paved, off-street parking adequate to comply with all building laws and other governmental requirements applicable thereto; (e) when the Project is completed in accordance with the Plans, the Property will comply with all applicable Building Laws and Governmental Requirements and will qualify for a certificate of occupancy (or local equivalent) for all space in each building on the Property); (f) the Plans are satisfactory to the Borrower, comply with all applicable Governmental Requirements, and have been approved by any required Governmental Authorities and by all other persons whose approval is required; (g) the Borrower has obtained all material certificates, licenses, authorizations, registrations, permits and other approvals of Governmental Authorities and other persons necessary for the operation of the Property, the conduct of the Borrower's business at the Project, and the construction of the Project, including all such certificates, licenses, authorizations, registrations, permits and approvals required under applicable Building Laws;
                  (h) the present and contemplated use and occupancy of the Property do not conflict with or violate any of the same; (i) no portion of the Property is located within a special flood hazard area; and (j) none of the improvements included in the Project will create an encroachment over, across or onto any boundary lines, rights-of-way, or easements, and no building or improvement on any adjoining property encroaches onto the Property.

                                                                 Exhibit 10.12.2

         (l) INFORMATION REGARDING LOANS; PURPOSE. All of the information contained in the request for the Loans is true and correct in all material respects and all statements, representations and warranties contained therein and in any other Loan Document signed in connection herewith are true and correct in all material respects. The proceeds of the Loan will be used solely for business or commercial purposes, and none of such proceeds will be used for personal, family, household or agricultural purposes.

         (m) CHANGES IN MANAGEMENT. The Borrower shall not permit any change in the management of the Property without the prior written consent of the Lender.

         (n) CHANGES IN CONSTRUCTION DOCUMENTS. The Borrower shall not make any changes in any of the construction contracts for the Project, except as expressly permitted by the Loan Documents.

         (o) PARTICIPATION. The Borrower understands that the Lender may from time to time enter into a participation agreement or agreements with one or more participants pursuant to which each such participant shall be given a participation in the Loan and that any such participant may from time to time similarly grant to one or more sub-participants sub-participations in the Loan. The Borrower agrees that, to the extent provided under the participation agreements, any participant or sub-participant may exercise any and all rights of banker's lien or set-off with respect to Borrower, as fully as if such participant or sub-participant had made a Loan directly to the Borrower in the amount of the participation or sub-participation given to such participant or sub-participant in the Loan. For the purposes of this Section 6(o) only, the Borrower shall be deemed to be directly obligated to each participant or sub-participant in the amount of its participating interest in the amount of the Loan and any other indebtedness arising under the Loan and the Loan documents. Nothing contained in this Section 6(o) shall affect the Lender's right of set-off (under Section 10 or applicable law) with respect to the entire amount of the indebtedness evidenced and/or secured by the Loan Documents, notwithstanding any such participation or sub-participation. The Lender may divulge to any participant or sub-participant all information, reports, financial statements, certificates and documents obtained by it from the Borrower or any other person under any provision of this Agreement or otherwise.

7. OPERATING ACCOUNT. Borrower shall establish and maintain a depository account at Lender during the life of the Loan.

8. EVENTS OF DEFAULT. The occurrence of any of the following events, and, except with respect to (i) payment defaults, (ii) defaults under Sections 8(a), (b),
(c), (h), (i) and (x), or (iii) where a different time is specifieD, the continuance of such event for thirty (30) days or more after written notice thereof from Lender to Borrower (or in the event said default cannot be cured within 30 days, said period may be extended for up to an additional 60 days provided Borrower is diligently attempting to cure same), shall constitute an Event of Default hereunder ("Event of Default")

         (a) If Borrower fails to make any payment of the principal of or interest (together with premium thereon, if any) on the Note when the same becomes due and payable and such failure is not cured within (3) days after receipt of written notice thereof;

         (b) If the Deed to Secure Debt and the other Loan Documents shall not provide Lender with a first priority security title to and security interest in and to the Project and other real and personal property covered thereby, satisfactory to Lender and its counsel;

         (c) If without the prior written consent of Lender, the Project or the other collateral or any part thereof or any interest of the Borrower therein, is sold, transferred, conveyed or encumbered in any way, except for leases approved by Lender; provided, Borrower shall have the right, without Lender's prior consent but with written notice to Lender, to transfer the Project to Roberts Realty Investors, Inc.

         (d) If the improvements on the Project shall encroach upon any street or upon adjoining property;

         (e) If in Lender's sole reasonable judgment, the Project cannot be completed by the date for completion set forth in the Commitment Letter;

         (f) If the improvements on the Project are damaged or destroyed by fire or otherwise to an extent such that the Project cannot be completed on or before the date for completion set forth in the Commitment Letter, or that there are insufficient funds remaining in the construction budget to complete the Project, taking into account any insurance proceeds received because of the damage and any additional funds provided by Borrower;

         (g) If Borrower shall fail to comply with any of the covenants, terms or conditions contained herein, in the Commitment Letter, in the Note, or in any of the other Loan Documents, giving consideration to any grace or cure period specifically provided therefor;

         (h) The filing by the Borrower or any Guarantor of a voluntary petition in bankruptcy or the Borrower's adjudication as a bankrupt or insolvent, or the filing by the Borrower or any Guarantor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any

                                                                 Exhibit 10.12.2

                  present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the Borrower's or any Guarantor's seeking or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator of the Borrower or any Guarantor or of all or any substantial part of the Project or of any or all of the rents, revenues, issues, earnings, profits or income thereof, or the making of any general assignment for the benefit of creditors or the admission in writing of its inability to pay its debts generally as they become due; or

         (i) The entry by a court of competent jurisdiction of any order, judgment, or decree approving a petition filed against the Borrower or any Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency, or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of the Borrower or any Guarantor or of all or any substantial part of the Project or of any or all of the rents, revenues, issues, earnings, profits or income thereof without the consent or acquiescence of the Borrower or any Guarantor which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive); or

         (j) To the full extent not prohibited by applicable law, if a final non-appealable judgment by a court of competent jurisdiction is entered against Borrower or any Guarantor, which judgment is material to Borrower's financial condition or ability to pay the Loan;

         (k) If Borrower does not construct the Project in material accordance with the plans and specifications approved by Lender (the "Plans"), except as the Plans may be changed by mutual written consent of Borrower and Lender, or by change orders not requiring the Lender's consent hereunder. For purposes of the foregoing, Lender's consent shall not be required for change orders in the individual amount of $50,000 or less, and provided that the aggregate amount of all change orders does not exceed $250,000.

         (l) If Borrower does not permit Lender, or representatives of Lender, to enter upon the Project to inspect the Project at all reasonable times and examine all detailed plans, shop drawings, and specifications which are kept at the Project, or if Borrower fails to furnish to Lender, when requested, copies of such plans, drawings and specifications;

         (m) If the construction of the Project is not commenced within sixty (60) days from closing of the Loan, or is not carried on with reasonable dispatch and completed (except for tenant improvements) within fifteen (15) months of the date of closing of the Loan;

         (n) If Borrower executes any security agreement, except to Lender, covering any materials, fixtures or articles used in the construction of the Project or covering articles of personal property placed in the Project as a fixture;

         (o) If Borrower fails to comply with any requirement of any governmental authority having jurisdiction within thirty (30) days after receipt of notice in writing of such requirement shall have been given to Borrower or within the time specified in such notice, whichever is greater;

         (p) If Borrower fails to notify Lender of the filing of any lien against the Project within ten (10) business days after Borrower receives notice of such lien;

         (q) If any representation or warranty made herein or in any of the other Loan Documents shall prove to be false or misleading in any material respect;

         (r) If any report, certificate, financial statement or other instrument furnished in connection with the Loan Documents or the borrowing hereunder shall prove to be false or misleading in any material respect;

         (s) If Borrower or any other Person fails to observe or perform any other covenant, condition or agreement under the Loan Documents within any applicable cure period, or if there shall occur a default or an Event of Default under the Loan Documents;

         (t) If Borrower is a partnership, if any of the general partners of Borrower shall cease to be such partners, or any action shall be taken or if there shall be any occurrence which could or does have the effect of terminating, dissolving, liquidating, or winding-up the business of any such general partner;

         (u) If any action whatsoever shall be taken, or if there shall be any occurrence which could or does have the effect of, terminating, dissolving, liquidating or winding-up the business of the Borrower or any Guarantor;

         (v) If any lease relating to the Project is modified, amended, or terminated without Lender's prior written consent, and as otherwise permitted herein or in the Loan Documents, or if there shall occur any default under any such lease which is not cured within the time specifically provided therefor;

                                                                 Exhibit 10.12.2

         (w) At the option of Lender, on the dissolution or liquidation of any corporate Guarantor, or upon the death or legal incapacity of any individual Borrower or Guarantor, or if the Borrower or any Guarantor is a partnership, the death or legal incapacity of any general partner of the Borrower or such Guarantor.

         (x) Any default by Borrower under any agreement between Borrower and Lender or any affiliate of Lender, now existing or hereafter entered into with respect to the Loan, which provides for an interest rate or commodity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross-currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower's exposure to fluctuations in interest rates, currency calculations or commodity prices (collectively the "Swap Agreement"), which default is not cured within the cure period, if any, set forth in such agreement.

9. REMEDIES. Upon the occurrence of any one or more of the above-listed Events of Default, then, or at any time thereafter, Lender may, without notice to the Borrower or any other Person, declare the unpaid principal of and interest and other charges on the Loan immediately due and payable, together with any other Liabilities (hereinafter defined) of the Borrower to Lender, and such amounts thereupon shall become immediately due and payable, without presentment, demand, protest, notice of protest or notice of any kind, all of which are hereby expressly waived by Borrower, and if all such amounts are not immediately paid in full, Lender may exercise all rights given to it under the laws of the State of Georgia and any other state and under this Agreement and the other Loan Documents, including without limitation, foreclosure of the Deed to Secure Debt and/or the filing of actions in law or in equity. Upon the occurrence of any one or more of the above-listed Events of Default, all obligations on the part of Lender to make loans and advances hereunder shall, if Lender so elects, cease and terminate; provided, however, that Lender may, in its sole discretion, make additional advances without becoming liable to make any other advances, notwithstanding anything to the contrary contained or implied herein, in the Commitment Letter or in any other Loan Document.

10. SETOFF. Lender is hereby given a continuing lien as additional security for the Note and all other Liabilities and indebtedness of Borrower to Lender (as defined herein and in the Deed to Secure Debt or in any other Loan Document) upon any and all moneys, securities, and other property of Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to the Lender from or for Borrower, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposit balances (general or special) and credits of Borrower with, and any and all claims of Borrower against the Lender at any time existing, and upon the occurrence of any Event of Default hereunder, the Lender may apply or set off the same against the Indebtedness and Liabilities (as defined herein or in the Deed to Secure Debt or other Loan Documents) secured by the Deed to Secure Debt and other Loan Documents.

11. BORROWER DEFINED; SUCCESSORS AND ASSIGNS. The term "Borrower", wherever used herein, shall mean the Borrower described on the first page of this Agreement, whether one or more, and its or their respective successors, assigns, executors and administrators, and all of the covenants, conditions, and agreements hereof shall bind the successors, assigns, executors and administrators of Borrower and shall inure to the benefit of and be available to the successors and assigns of Lender.

12. PERSON AND LIABILITIES DEFINED. The term "Person" shall include natural persons, corporations (which shall be deemed to include business trusts), associations, partnerships and all such similar entities. Except as otherwise may be defined with respect to a particular Loan Document, the term "Liabilities" shall mean all indebtedness, liabilities and obligations of Borrower to Lender, whether joint or several, matured or unmatured, liquidated or unliquidated, direct or indirect, primary or secondary, absolute or contingent, now existing or hereafter arising and whether arising by contract, operation of law or otherwise, and all extensions, modifications, amendments, consolidations, renewals and replacements thereof, and whether incurred or given as maker, endorser, guarantor, surety or otherwise, including without limitation, the Loan and the indebtedness evidenced by the Note or any extension, modification, amendment, consolidation, renewal or replacement thereof or therefor.

13. DELAY; NO WAIVER. No delay or failure of Lender to exercise any option or right herein given or reserved shall constitute a waiver of such option or right or estop Lender thereafter to exercise the same or any other option or right at any time, and Lender's payment or contracting to pay anything Borrower has herein agreed to pay shall not constitute a waiver of the default of Borrower in failing to make any such payment. A waiver by Lender of any option or right herein given or reserved on any one occasion shall not be deemed a waiver of said option or right on any future occasion. Lender may in its discretion extend the time of payment of the principal evidenced and secured by the Note and other Loan Documents and any extension so granted shall be deemed to be made in pursuance of this Agreement and not in modification thereof.

14. NO PARTNERSHIP OR JOINT VENTURE. Notwithstanding anything to the contrary herein contained or implied, Lender, by this Agreement, or by any action pursuant thereto or hereto, shall not be deemed a partner, joint venturer or participant in the venture with Borrower, and Borrower hereby indemnifies and agrees to defend and hold Lender harmless (including the payment of reasonable attorneys' fees) from any and all damages resulting from such a construction of the parties' relationship. The requirements herein, and the restrictions imposed in this Agreement and the other Loan Documents, are for the sole protection and benefit of Lender.

15. ASSIGNMENTS. Lender may assign this Loan or any parts hereof, including the participation of all or any part of this Loan to one or more financial institutions of its choice. Borrower shall not assign or delegate this Agreement or any of its rights or duties hereunder without the prior written consent of Lender. In the event of such assignment by Borrower with Lender's consent, Borrower shall execute, or cause the execution of, all documents necessary or appropriate to continue the full force and effect of the Note and other Loan Documents.

                                                                 Exhibit 10.12.2

16. MODIFICATIONS; WAIVER. Neither this Agreement nor any provision hereof may be changed, modified, amended, waived, discharged, abandoned or terminated except by an instrument in writing signed by the party against whom enforcement of the change, modification, amendment, waiver, discharge, abandonment or termination is sought. In the event that Lender shall waive in writing any provision or requirement hereunder, such waiver shall be effective only for the specific purposes, circumstances and duration stated in said waiver.

17. REMEDIES CUMULATIVE. No right or remedy conferred upon Lender in this Agreement is intended to be exclusive of any other right or remedy contained in the Note, this Agreement, or any other Loan Document, and every such right or remedy shall be cumulative and in addition to every other right or remedy contained herein or therein or now or hereafter available to the Lender at law, in equity, by statute or otherwise.

18. INVALID PROVISIONS; NO CONFLICT. If any of the provisions of this Agreement or the other Loan Documents or the application thereof to any Person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of said documents and instruments, or the application of such provision or provisions to Persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Agreement and the other Loan Documents shall be valid and enforceable to the fullest extent permitted by law. No provision of this Agreement or the other Loan Documents shall be deemed in conflict with any other provision hereof or thereof, and the Borrower acknowledges that no such provision or any interpretation thereof shall be deemed to diminish the rights of the Lender, any assignee, or the holder of the Note under the terms and conditions or any other provisions hereof or thereof. Lender may at its option exhaust its remedies hereunder, under the Note, and under the other Loan Documents, either concurrently or independently, and in such order as it may determine.

19. INDEMNIFICATION. Borrower shall and does hereby indemnify and hold harmless Lender from and against any and all claims, charges, losses, expenses and costs, including without limitation reasonable attorneys' fees, resulting from any claims, actions or proceedings in connection with the execution, delivery and performance of this Agreement or the other Loan Documents, except for claims, charges, losses, expenses and costs resulting directly from the Lender's willful misconduct or gross negligence. The indemnification provided in this section shall survive the payment in full of the Loan.

20. HEADINGS; UNDER SEAL; ENTIRE AGREEMENT. Article and section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be used to construe any provision hereof or for any other purpose. This Agreement is intended to be under the seal of all parties hereto and to have the effect of a sealed instrument in accordance with the law. This Agreement, together with Commitment Letter and the other Loan Documents, embodies the entire agreement and understanding between the parties, supersedes all prior agreements and understandings related to the subject matter hereof and thereof, and may not be amended except by written agreement between Borrower and Lender.

21. NO THIRD PARTY BENEFICIARIES. There are no third party beneficiaries to this Agreement or to any of the other Loan Documents. All conditions to Lender's obligations to make disbursements under this Agreement and the other Loan Documents are imposed solely and exclusively for the benefit of Lender. Neither Borrower nor any other Person shall have standing to require satisfaction of any such condition or be entitled to assume that Lender will refuse to make disbursements in the absence of strict compliance with any or all such conditions, and neither Borrower nor any other Person shall, under any circumstances, be deemed to be a beneficiary of any conditions hereof, any or all of which conditions may be waived freely, in whole or in part by Lender at any time if, in its sole discretion, Lender deems it advisable so to do. Lender makes no representations or warranties and assumes no obligation or responsibility with respect to the quality of the construction of the improvements or any part of the Project. This Agreement and the other Loan Documents shall not benefit, and may not be relied upon by, any Person other than the Borrower and the Lender.

22. NOTICES. Any notice shall be deemed conclusively to have been received by a party hereto and be effective on the earlier of the day on which delivered to such party at the address set forth on page 1 hereof (or at any other address as such party shall specify to the other party in writing) or on the third business day after the date deposited in the U.S. mails, addressed to such party at said address.

23. GOVERNING LAW; PLACE OF EXECUTION. This Agreement and the other Loan Documents, and the rights and obligations of the parties hereunder and thereunder shall be governed by and be construed in accordance with the laws of the State of Georgia. Borrower acknowledges that the negotiation of the provisions of this Agreement and the other Loan Documents took place in the State of Georgia, that all such documents are being executed in the State of Georgia, or if executed elsewhere, will become effective only upon Lender's receipt and acceptance thereof in said State; provided, however, that Lender shall have no obligation to give, nor shall Borrower or any other Person be entitled to receive, any notice of such receipt and acceptance in order for said Loan Documents to become effective and valid and binding obligations of the Borrower. Borrower acknowledges further that all of such documents were or will be executed and delivered to Lender to induce Lender to make the Loan to Borrower. Borrower hereby submits itself to jurisdiction in the State of Georgia for any action or cause of action arising out of or in connection with the Loan or the Loan Documents, agrees that venue for any such action shall be in Fulton County, Georgia, and waives any and all rights under the laws of any state to object to jurisdiction or venue within Fulton County, Georgia. Notwithstanding the foregoing, nothing contained in this section shall prevent Lender from bringing any action or exercising any rights against Borrower, any Guarantor, any security for the Loan, or any of Borrower's properties in any other county, state or jurisdiction. Initiating such action or proceeding or taking any such action in any other state shall in no event constitute a waiver by Lender of any of the foregoing.

24. INSPECTIONS; LENDER'S BENEFIT ONLY. Lender shall have the right, and Borrower shall allow Lender and any of its authorized representatives and construction consultants, if any shall be employed, at all times after 24 hours prior notice to inspect the Project and all Collateral, and the status of construction, and to review all architectural and construction drawings and other documents. The Borrower also

                                                                 Exhibit 10.12.2

shall permit Lender and any of its authorized representatives to examine, inspect and make extracts from books and records of the Borrower, and Borrower will discuss with Lender or its representatives the affairs, finances and accounts of the Borrower, all at such reasonable times and as often as may be reasonably requested by Lender. Any inspections and reports made by, for or on behalf of Lender, including without limitation, any inspections made by Lender or by its Construction Consultant, or any approvals of inspection reports made by Lender or its Construction Consultant pursuant to (i) the provisions hereof,
(ii) Section 9 and 10 of Addendum A to the Commitment Letter, or (iii) any other provisions of the Loan Documents giving Lender a right of inspection of the Project, shall be solely for the benefit of Lender, and neither Borrower nor any third party shall be beneficiaries of the same, or shall be entitled to claim any loss or damage as a result of such inspections, approvals, disapprovals or the failure of Lender to make the same. BORROWER ACKNOWLEDGES THAT LENDER IS NOT ACTING IN A FIDUCIARY CAPACITY FOR BORROWER IN ANY RESPECT RELATIVE TO THE LOAN, INCLUDING WITHOUT LIMITATION, IN THE MAKING OF ANY SUCH INSPECTIONS OR IN REVIEWING OR APPROVING ANY SUCH INSPECTION REPORTS.

25. FINANCIAL STATEMENTS, REPORTS, ETC. The Borrower shall furnish to the
Lender:

         (a) Not later than 90 days after the end of each semi-annual fiscal period, financial statements (including a balance sheet and the related statements of income, cash flows and retained earnings) of the Borrower prepared in accordance with generally accepted accounting principles (or other comprehensive basis of accounting acceptable to the Lender) for such period and for the period beginning on the first day of the fiscal year and ending on the last day of such period, together with statements in comparative form for the corresponding periods in the preceding fiscal year, and certified by an authorized representative of the Borrower.

         (b) Not later than 120 days after the end of each fiscal year, financial statements (including a balance sheet and the related statements of income, cash flows and retained earnings) of the Borrower prepared in accordance with generally accepted accounting principles (or other comprehensive basis of accounting acceptable to the Lender) for such fiscal year, together with statements in comparative form for the preceding fiscal year, and accompanied by an opinion of certified public accountants acceptable to the Lender, which opinion shall state in effect that (1) such financial statements (A) were audited using generally accepted auditing standards, (B) were prepared in accordance with generally accepted accounting principles (or other comprehensive basis of accounting acceptable to the Lender, applied on a consistent basis, and (C) present fairly the financial condition and results of operations of the Borrower for the periods covered and (2) except as disclosed in such opinion, in making the examination necessary for such opinion, such accountants have obtained no knowledge of (A) the existence of any event of default under any Loan Document or under any instrument evidencing or securing any other indebtedness or liability, contingent or noncontingent, of the Borrower and (B) the occurrence of any event which, with notice or lapse of time or both, would constitute an Event of Default under any of the Loan Documents or under any instrument evidencing or securing any other indebtedness or contingent liability of the Borrower.

         (c)      Together with the financial statements required by subsections
                  (a) and (b) above, a certificate of an authorized representative of the Borrower stating that, except as disclosed in such certificate, (1) no event of default exists under any of the Loan Documents or under any instrument evidencing or securing any other indebtedness or contingent liability of the Borrower, and (2) no event has occurred and is continuing which, with notice or lapse of time or both, would constitute an event of default under any of the Loan Documents or under any instrument evidencing or securing any other indebtedness or contingent liability of the Borrower. If any such event of default exists or any such event has occurred and is continuing, such certificate shall contain a description of the nature and extent thereof.

         (d) Within ten (10) days after request therefor from Lender, a rent schedule of the Project, certified by the Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date and the rent paid.

         (e) Not later than 120 days after the end of each fiscal year, financial statements (including a balance sheet and the related statements of income, cash flows and retained earnings) of each Guarantor prepared in accordance with generally accepted accounting principles (or other comprehensive basis of accounting acceptable to Lender) for such fiscal year, together with statements in comparative form for the preceding fiscal year, and certified by the respective Guarantor.

         (f) Such other information regarding the property or the financial condition or operations of the Borrower, the Guarantors, or the Project as the Lender shall reasonably request, including, without limitation, copies of Federal income tax statements of the Borrower and/or the Guarantors. The guaranties of the Guarantors may contain an acknowledgment of their obligations to furnish the financial reports, records and statements described therein.

26. LEASES. The Borrower shall obtain Lender's approval of leases for space in the Project. Minimum criteria for such approval shall include the following:

         (a)      Tenant's ability the proposed business;

         (b) Lease is written on a Borrower's standard form as approved by Lender;

         (c)      Minimum rent of $19.50 per square foot;

         (d)      Minimum lease term of three (3) years; and

                                                                 Exhibit 10.12.2

         (e)      "Triple net" as to expenses.

If requested by Lender, Borrower shall obtain from each tenant an estoppel and a subordination, non-disturbance and attornment agreement, each in form approved by Lender.

27. ADDITIONAL PROVISIONS. The additional provisions attached hereto as EXHIBIT D ("Additional Provisions") are incorporated herein by this reference and made a part of this Agreement. In the event of any conflict between the Additional Provisions and any other provision of this Agreement, the Additional Provisions shall control.

                                                                 Exhibit 10.12.2

IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be duly and properly executed as of the date first set forth above.

                                LENDER:

WITNESS:                        COMPASS BANK

_____________________________   By: /s/ John L.Davis
                                    -----------------------------------
                                      John L. Davis, Senior Vice President

                                BORROWER (MORTGAGOR, DEBTOR):

WITNESS:                        ROBERTS PROPERTIES RESIDENTIAL, L.P.,
                                a Georgia limited partnership

/s/ Joanne M. Roberts           By: ROBERTS REALTY INVESTORS, INC.,
-----------------------------       a Georgia corporation, its general partner

                                    By: /s/ Charles R. Elliott
                                        -----------------------------------
                                    Name: Charles R. Elliott
                                    Title: Chief Operating Officer and Secretary

                                    [CORPORATE SEAL]